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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 15, 1998




                         UNITED STATES EXPLORATION, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   Colorado                        1-13513                    84-1120323
----------------                 -----------                ---------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

                         1560 Broadway, Suite 1900
                             Denver, Colorado                     80202
               ---------------------------------------         ----------
               (Address of principal executive office)         (Zip Code)

        Registrant's telephone number, including area code (303) 863-3550
                                                           ---------------



        (Former name or former address, if changed since last report): NA





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ITEM 2.           ACQUISITION OF ASSETS

         On May 15, 1998, United States Exploration, Inc. (the "Company") acquired from Union Pacific Resources Company ("UPR"), a subsidiary of Union Pacific Resources Group, Inc., effective January 1, 1998, all of UPR's working interests in producing oil and gas wells in 34 oil and gas fields in the Wattenberg area of the Denver-Julesburg Basin in northeastern Colorado for a cash purchase price of $41 million, subject to adjustments. At the closing of the acquisition, the Company also entered into an Exploration Agreement with UPR giving the Company the right to explore and develop all of UPR's undeveloped acreage in the Wattenberg area, excluding certain acreage already committed to other agreements.

         The producing properties acquired include 336 gross producing wells, which, on the effective date of the acquisition, were producing 5.5 Mmcf. of gas and 640 barrels of oil per day net to UPR's interest. Proved reserves are estimated by the Company to be 140 billion cubic feet of gas equivalents net to the Company's interest. UPR acted as operator of 81 of the producing properties and the Company has taken over those operations.

         The Exploration Agreement covers approximately 400,000 gross acres and will also cover any undeveloped acreage currently committed to another agreement that reverts to UPR during its term. In order to keep the Exploration Agreement in effect, the Company must drill 15 commitment wells during the first 18 months and 20 commitment wells during each succeeding 12-month period for up to five 12-month option periods. If the Company does not drill the required number of commitment wells during any period, the Exploration Agreement will terminate at the end of the period and the Company will be required to pay liquidated damages of $125,000 for each commitment well that was not drilled during the period. In addition, the Exploration Agreement requires UPR to transfer to the Company any working interests in wells in the subject area that UPR acquires under existing agreements during the term of the Exploration Agreement. That requirement covers a number of existing wells in which UPR has the right to obtain a working interest or convert an overriding royalty interest into a working interest after payout has been reached and will cover other wells that may be drilled by operators with whom UPR has existing farm-out or similar agreements. The Company will also have the right to take over wells on the UPR lands that are required to be offered to UPR prior to abandonment.

         In the case of minerals owned in fee by UPR, the Company was and will be granted oil and gas leases under the purchase agreement and the Exploration Agreement. In the aggregate, the Company believes that there are over 600 separate drilling, deepening and reworking opportunities on the UPR properties.

         In connection with the acquisition of the UPR properties, the Company entered into a Credit Agreement with ING (U.S.) Capital Corporation establishing a revolving credit facility (the "Credit Agreement"). The maximum available borrowings under the Credit Agreement are $35 million, subject to periodic redeterminations of the borrowing base. The Company borrowed $29 million


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under the Credit Agreement to pay a portion of the purchase price of the UPR properties, and the balance was paid with the Company's existing funds. Principal is repayable in 20 quarterly installments beginning March 31, 2000. Interest is generally payable on a quarterly basis at a rate selected by the Company which is determined by reference to LIBOR or the lender's reference rate plus varying margins. At May 15, 1998, the interest rate was 7.625% per annum. The Credit Agreement prohibits the payment of dividends on Common Stock and prohibits the prepayment of dividends on the Company's Series C Preferred Stock for periods ending after June 30, 1999. Prior to June 30, 1999, no dividend can be paid on the Series C Preferred Stock if a default under the Credit Agreement exists or would exist after the payment. The Company intends to use additional borrowings under the Credit Agreement to finance development work on the properties acquired and on the properties subject to the Exploration Agreement.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Statements concerning the Company's plans or expectations, production or reserve levels, and all similar statements or implications are forward-looking statements within the meaning of federal securities laws. Actual results or events may differ materially from these forward-looking statements, depending upon a variety of factors, including commodity prices, availability of capital, results of exploration and other drilling, cash flow from operations, costs of materials and labor, availability of equipment, regulatory actions, Company objectives and business judgment and other factors, many of which are outside of the Company's control. The Company's forward-looking statements are qualified in their entirety by these and other factors more fully set forth in the Company's public reports, including its reports on Form 8-K dated April 10, 1998, and Form 10-QSB for the period ended March 31, 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The financial statements required by this item relating to the acquisition described above are not included herewith but will be filed by amendment within 60 days of the date of this report.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by this item relating to the acquisition described above is not included herewith but will be filed by amendment within 60 days of the date of this report.

         (c)      Exhibits.

                  2.1 Asset Purchase and Sale Agreement between the Company and Union Pacific Resources Company dated April 10, 1998.

                  2.2 Amendment to Asset Purchase and Sale Agreement, dated May 14, 1998, between the Company and Union Pacific Resources Company



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                  2.3      Exploration Agreement between the Company and Union
                           Pacific Resources Company dated April 9, 1998.

                  10.1 Credit Agreement dated as of May 15, 1998 among the Company and ING (U.S.) Capital Corporation.

                  10.2 Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement from United States Exploration, Inc. to ING (U.S.) Capital Corporation, dated May 15, 1998.

                  10.3 Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement from Performance Petroleum Co., United States Gas Gathering Co., Inc. and Pacific Osage, Inc. to ING (U.S.) Capital Corporation, dated May 15, 1998.

                  10.4 Pledge Agreement made as of May 15, 1998, by United States Exploration, Inc., in favor of ING (U.S.) Capital Corporation.

                  10.5 Guaranty made as of May 15, 1998, by Performance Petroleum Co., United States Gas Gathering Co., Inc., Pacific Osage, Inc. and Producers Service Incorporated, in favor of ING (U.S.) Capital Corporation.



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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNITED STATES EXPLORATION, INC.



Date: May 28, 1998                       By: /s/ F. Michael Murphy
                                            -----------------------------------
                                            F. Michael Murphy, Vice President






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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------

2.1               Asset Purchase and Sale Agreement between the Company and
                  Union Pacific Resources Company dated April 10, 1998.

2.2               Amendment to Asset Purchase an Sale Agreement, dated May 14,
                  1998, between the Company and Union Pacific Resources Company

2.3               Exploration Agreement between the Company and Union Pacific
                  Resources Company dated April 9, 1998.

10.1 Credit Agreement dated as of May 15, 1998 among the Company and ING (U.S.) Capital Corporation.

10.2              Mortgage, Assignment, Security Agreement, Fixture Filing and
                  Financing Statement from United States Exploration, Inc. to
                  ING (U.S.) Capital Corporation, dated May 15, 1998.

10.3              Mortgage, Assignment, Security Agreement, Fixture Filing and
                  Financing Statement from Performance Petroleum Co., United
                  States Gas Gathering Co., Inc. and Pacific Osage, Inc. to ING
                  (U.S.) Capital Corporation, dated May 15, 1998.

10.4              Pledge Agreement made as of May 15, 1998, by United States
                  Exploration, Inc., in favor of ING (U.S.) Capital Corporation.

10.5              Guaranty made as of May 15, 1998, by Performance Petroleum
                  Co., United States Gas Gathering Co., Inc., Pacific Osage,
                  Inc. and Producers Service Incorporated, in favor of ING
                  (U.S.) Capital Corporation.


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